CIM HIGH YIELD SECURITIES
                               ONE EXCHANGE PLACE
                           BOSTON, MASSACHUSETTS 02109

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 25, 1996


To the Shareholders of
 CIM HIGH YIELD SECURITIES:

    Notice is hereby given that the Annual Meeting of Shareholders of CIM
High Yield Securities (the "Fund"), a Massachusetts business trust, will be held at the offices of Chancellor Trust Company, 1166 Avenue of the
Americas, New York, New York 10036, at 10:00 a.m., on September
25, 1996,
for the following purposes:

       1. To elect two (2) Trustees of the Fund (PROPOSAL 1).

       2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors for the Fund for the fiscal year ending
December 31,
          1996 (PROPOSAL 2).

       3. To approve or disapprove a new Advisory Agreement between the
          Fund and Chancellor LGT Asset Management, Inc. effective upon the completion of the purchase by a wholly-owned subsidiary of
          Liechtenstein Global Trust, AG of Chancellor Capital Management, Inc., and its subsidiaries including
Chancellor
          Trust Company, the current adviser to the Fund, (the "Transaction"), as further described in the Proxy
Statement
          attached hereto. Notwithstanding shareholder approval, the new
          Advisory Agreement will not be executed, and the existing
          Advisory Agreement will remain in effect, unless and until the
          Transaction is consummated (PROPOSAL 3).

       4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Trustees has fixed the close of business on August 2,
1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                        By order of the Board of
Trustees,


                                        PATRICIA L. BICKIMER
                                        Secretary

August 27, 1996



    SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE
REQUESTED
  TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN
THE
  ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE
CONTINENTAL
  UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES
ARE SET
  FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

    3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:


                REGISTRATION                        VALID
SIGNATURE

CORPORATE ACCOUNTS
(1) ABC Corp.                                      ABC Corp.
(2) ABC Corp.                                      John Doe,
Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer                       John Doe
(4) ABC Corp. Profit Sharing Plan                  John Doe,
Trustee

TRUST ACCOUNTS
(1) ABC Trust                                      Jane B. Doe,
Trustee
(2) Jane B. Doe, Trustee                           Jane B. Doe
     u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA                 John B. Smith
(2) John B. Smith                                  John B. Smith,
Jr., Executor



                         CIM HIGH YIELD SECURITIES
                            ONE EXCHANGE PLACE
                        BOSTON, MASSACHUSETTS 02109

                      ANNUAL MEETING OF SHAREHOLDERS
                            SEPTEMBER 25, 1996

                              PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of CIM High Yield Securities (the
"Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at 10:00 a.m., on September 25, 1996, at the offices of Chancellor
Trust Company ("CTC"), 1166 Avenue of the Americas, New York, New
York,
10036 and at any adjournments thereof (collectively, the "Meeting"). A
Notice of Annual Meeting of Shareholders and a proxy card accompany this
Proxy Statement. Proxy solicitations will be made primarily by mail, but such solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund; CTC, the investment adviser of the Fund; and First Data Investor Services Group,
Inc. ("FDISG"), the administrator and transfer agent of the Fund, or any of their affiliates. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund and by Chancellor Capital Management,
Inc., the corporate parent of CTC. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares. The Fund's most recent annual and semi-annual reports are available upon request, without charge, by writing to First Data Investor Services Group, Inc., One Exchange Place, P.O. Box
1376, Boston, Massachusetts, 02109 or calling 1-800-331-1710. This
Proxy
Statement and the form of proxy will first be mailed to shareholders on or about August 27, 1996.

    If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees as Trustees, FOR the selection of auditors, FOR the approval of the new Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes"
(i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees and the selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome. With respect to certain proposals (including the approval of a new Advisory Agreement), abstentions and broker non-votes have the effect of a negative vote on the proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

    In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR all the proposals to be considered at the adjourned meeting in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

    The close of business on August 2, 1996, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

    The Fund has one class of shares of beneficial interest, par value
$.01 per share. On the record date, August 2, 1996, there were
5,621,639
shares outstanding (the "Shares"). Each of such Shares is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote. To the knowledge of the Board of Trustees, as of
August 2, 1996, no single shareholder or "group" (as that term is used in
Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares. Information as to beneficial ownership is based on reports filed with the
Securities and Exchange Commission ("SEC") by such holders.

    As of August 2, 1996, Cede & Co., a nominee partnership of
Depository
Trust Company, located at 7 Hanover Square, New York, New York
10004, held
4,913,306 or 87.40% of the Fund's Shares. Of the shares held by
Cede &
Co., Smith Barney Inc., located at American Express Tower, World
Financial
Center, New York, New York 10285, held 1,724,697 or 30.70% of the
Fund's
Shares; Prudential Securities Incorporated, located at 100 Gold
Street,
New York, New York 10292 held 468,683 or 8.34% of the Fund's
Shares;
Interstate/Johnson Lane Corporation, located at Interstate Tower, P.O. Box 1012, Charlotte, North Carolina 28201, held 377,627 or 6.72%
of the Fund's Shares and Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at North Tower, World Financial Center, New York,
New York 10281, held 437,786 or 7.88% of the Fund's Shares.

    As of August 2, 1996, the Trustees and officers as a group owned less than 1% of the Fund's outstanding Shares.

    In order that your Shares may be represented at the Meeting, you are requested to:

    -- indicate your instructions on the proxy card;

    -- date and sign the proxy card;

    -- mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United
States; and

    -- allow sufficient time for the proxy to be received on or before
       5:00 p.m., on September 24, 1996.

PROPOSAL 1: ELECTION OF TRUSTEES.

    At the Meeting, two (2) of the four Trustees of the Fund are to be elected, each to hold office for a period of three years and until his successor is elected and qualified. The Board of Trustees is divided into three classes. Each year the term of office of one class will expire. Each nominee is currently a Trustee of the Fund and has indicated that he will serve, if elected, but if either nominee should be unable to serve, the proxy will be voted FOR any other person determined by the persons named in the proxy in accordance with their judgment.


SHARES OF

THE FUND
       NAME, AGE, PRINCIPAL OCCUPATION            SERVED AS
BENEFICIALLY
           AND OTHER DIRECTORSHIPS+               A TRUSTEE
OWNED AS OF
          DURING THE PAST FIVE YEARS                SINCE
AUGUST 2, 1996
DR. DONALD RATAJCZAK, age 53 ................        1987
4,877
  Chairman of the Board of Trustees; Director,
   Economic Forecasting Center, Georgia State
   University; Professor, Georgia State
   University; Director, Morrison Fresh Cooking;
   Director, Ruby Tuesday, Inc.; Director,
   Morgan, Keegan & Company.

*ROBERT G. WADE, JR., age 69 ................        1987
1,959
  Trustee; Chairman of the Board, CTC, Chancellor
   Capital Management, Inc. and Chancellor Senior
   Secured Management, Inc.

    The following Trustees of the Fund continue to serve in such capacity until their terms of office expire and the successors are elected and qualified:


SHARES OF

THE FUND
       NAME, AGE, PRINCIPAL OCCUPATION            SERVED AS
BENEFICIALLY
           AND OTHER DIRECTORSHIPS+               A TRUSTEE
OWNED AS OF
          DURING THE PAST FIVE YEARS                SINCE
AUGUST 2, 1996
DR. BRUCE H. OLSON, age 61 ..................        1987
1,199
  Trustee; Professor of Finance, Miami University
   (Ohio); Trustee, Olde Custodian Fund; Trustee,
   Summit Investment Trust; term expires 1998.

JOHN F. NICKOLL, age 61 .....................        1987
6,196
  Trustee; Director, Chairman, President and Chief
   Executive Officer of The Foothill Group Inc.,
   a commercial finance and asset management
   company; Chairman and Chief Executive Officer
   of Foothill Capital Corporation; Director,
   OrNda HealthCorp, a provider of health care
   services; Director, Regency Health Services,
   Inc., a provider of acute nursing and
   rehabilitative care, home health care, care
   for the mentally disabled and developmentally
   disabled individuals; term expires 1997.

+ Directorships or Trusteeships of companies required to report to the
  SEC.
* "Interested person" of the Fund as defined in the Investment
Company Act
  of 1940 ("1940 Act") by reason of his position with CTC.

    The principal executive officers of the Fund are listed in the table below, along with certain additional information. Each officer of the Fund will hold such office until a successor has been elected by the Board of
Trustees.


        NAME, AGE AND PRINCIPAL OCCUPATION               OFFICE
(YEAR
            DURING THE PAST FIVE YEARS                  FIRST
ELECTED)
ROBERT G. WADE, JR., age 69  ......................    President
(1988)
  Chairman of the Board, CTC, Chancellor Capital
   Management, Inc. and Chancellor Senior Secured
   Management, Inc. (since 1988).

DANIEL S. BALDWIN, age 44  ........................    Vice
President and
  Managing Director of CTC and Chancellor Capital      Portfolio
Manager (1987)
   Management, Inc.

JEFFREY M. TRONGONE, age 39  ......................    Vice
President and
  Managing Director and Chief Financial Officer of     Treasurer
(1989)
   CTC and Chancellor Capital Management, Inc.

PATRICIA L. BICKIMER, age 43  .....................    Secretary
(1994)
  Vice President and Counsel, FDISG (since May 6,
   1994). Formerly Vice President, The Boston
   Company Advisors, Inc.


    Section 16(a) of the 1934 Act requires the Fund's officers and Trustees and persons who beneficially own more than ten percent of the
Fund's shares to file reports of ownership with the SEC, the American
Stock Exchange, Inc., and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended December 31, 1995, all such filing requirements applicable to such persons were complied with.

    All Trustees not otherwise affiliated with the Fund, CTC, or
FDISG
receive $1,000 as compensation for each meeting and each committee meeting
attended and an annual fee of $6,000, plus reimbursement for travel and
out-of-pocket expenses. The aggregate remuneration paid to
Trustees by the
Fund for the fiscal year ended December 31, 1995, amounted to
$36,057
(including reimbursement for travel and out-of-pocket expenses). The Board of Trustees held four meetings during the 1995 fiscal year. Each of the
Trustees attended at least 75% of the meetings. The Board of Trustees has an Audit Committee consisting of Messrs. Nickoll, Olson and Ratajczak. The
Audit Committee met once during the fiscal year ended December 31, 1995, and all member Trustees were present at the meeting. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent auditors and recommends the engagement of such independent auditors. The Board of Trustees performs the functions of a nominating committee.

    The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended
December 31,
1995. The officers of the Fund receive no compensation from the Fund for serving in such capacity.

                            COMPENSATION TABLE


                                                 PENSION OR
                                                 RETIREMENT
TOTAL
                                                  BENEFITS
COMPENSATION
                                 AGGREGATE       ACCRUED AS
FROM THE
        NAME OF PERSON          COMPENSATION    PART OF FUND
FUND COMPLEX
         AND POSITION          FROM THE FUND      EXPENSES
PAID TO TRUSTEES
Dr. Donald Ratajczak.........      $11,000            $0
$11,000
  Chairman of the Board of
  Trustees

Dr. Bruce H. Olson  .........       11,000             0
11,000
  Trustee

John F. Nickoll .............       11,000             0
11,000
  Trustee

Robert G. Wade, Jr.  ........           0              0
0
  President and Trustee

REQUIRED VOTE

    Election of the listed nominees for Trustee requires the affirmative vote of the holders of a majority of the Shares of the Fund represented at the Meeting in person or by proxy.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

    KPMG Peat Marwick LLP, New York, New York, has served as independent auditors for the Fund since its commencement of operations on November 18,
1987 and has been selected to serve in such capacity for the Fund's fiscal year ending December 31, 1996, by at least a majority of those members of the Board of Trustees who are not "interested persons" (as defined in the
1940 Act) of the Fund or CTC. KPMG Peat Marwick LLP has no direct or indirect material financial interest in the Fund or CTC. It is expected that representatives of KPMG Peat Marwick LLP will not attend the Meeting, but will be available by telephone to respond to appropriate questions.

REQUIRED VOTE

    Ratification of the selection of KPMG Peat Marwick LLP as independent auditors for the Fund requires the affirmative vote of the holders of a majority of the Shares of the Fund represented at the Meeting in person or by proxy.

PROPOSAL 3: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT FOR
THE FUND.

BACKGROUND

    Pursuant to a Stock Purchase Agreement, dated as of July 23,
1996 (the
"Stock Purchase Agreement"), Chancellor Partners, L.P. and United
States
Fidelity and Guaranty Company have agreed to sell all of the equity securities of Chancellor Capital Management, Inc. ("CCMI") to a wholly-owned subsidiary of Liechtenstein Global Trust, AG ("LGT") (the
"Transaction"). CCMI is the corporate parent of CTC. Immediately after the closing under the Stock Purchase Agreement, CCMI will merge with LGT Asset
Management, Inc. ("LGTAM"), another wholly-owned subsidiary of LGT. The surviving company of that merger will operate under the name of Chancellor
LGT Asset Management, Inc. ("Chancellor LGT"). It is also contemplated that CTC will transfer its accounts, including the Fund, to Chancellor
LGT. (CTC as it exists prior to the closing of the Transaction and Chancellor LGT are referred to hereafter as the "Adviser".)

    Accordingly, shareholders of the Fund are being asked to approve a new
Advisory Agreement (the "New Advisory Agreement") for the Fund with
Chancellor LGT to take effect following the closing under the Stock
Purchase Agreement and the completion of the related transactions described above.

    The closing under the Stock Purchase Agreement is contingent upon a number of factors, including the receipt of consents from certain investment advisory clients of CCMI and its subsidiaries, the expiration of the waiting period under the Hart-Scott Rodino Act, and approval from relevant regulatory agencies. The New Advisory Agreement will not be executed, and the existing investment advisory agreement (the "Existing
Advisory Agreement") will remain in effect, unless and until the closing occurs under the Stock Purchase Agreement.

    CTC has advised the Board of Trustees that no material changes in the
Adviser's investment philosophy, policies, or strategies are currently contemplated. After the consummation of the Transaction, Chancellor LGT will operate CTC's office in New York, New York. CTC has advised the Board of Trustees of the Trust that the same persons who are presently responsible for the investment strategies of the Fund are expected to continue to be employed by Chancellor LGT and to continue to direct the investment strategies of the Fund following the consummation of the
Transaction. CTC has also advised the Board of Trustees that the consummation of the Transaction will not adversely affect the level or quality of advisory services provided to the Fund.

    It is contemplated that following the completion of the Transaction,
CCMI's senior management team will continue to have key roles in Chancellor LGT and in the global asset management operations of the parent company, LGT, through its Asset Management Division ("AMD"). Specifically,
Warren Shaw, Chief Executive Officer and Chief Investment Officer of CCMI will continue to serve in that capacity at Chancellor LGT. In addition,
Mr. Shaw will be named Global Chief Investment Officer of the AMD, and have a position on the Governing Board of the AMD. Penny Zuckerwise,
CCMI's President and Chief Operating Officer, will continue in that role with Chancellor LGT, and have a position on the Governing Board of the
AMD. Moreover, she will be responsible for North American business management. One change that will be made upon completion of the Transaction is that David Minella, President of the AMD and LGTAM, will be named Chairman of Chancellor LGT, succeeding Robert Wade, a Trustee of the
Fund, who has led CCMI for over 11 years. Mr. Wade is expected to continue to play a significant role in the organization going forward, serving as an ongoing adviser to the senior management team at Chancellor LGT. In addition, Mr. Wade will be appointed to the Governing Board of the AMD.

    As required by the 1940 Act, the Existing Advisory Agreement provides for its automatic termination upon its assignment. The 1940 Act defines assignment to include any direct or indirect transfer or hypothecation of a contract. The Transaction will give rise to an assignment within the meaning of the 1940 Act, and therefore will result in the automatic termination of the Existing Advisory Agreement.

   On August 12, 1996, the Trustees, including the Trustees who are not parties to the Existing Advisory Agreement or the New Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party (the
"Independent Trustees"), unanimously approved, subject to the required shareholder approval described herein, the New Advisory Agreement and recommended approval of the New Advisory Agreement by the holders of beneficial interest in the Fund.

INFORMATION CONCERNING LGT AND THE TRANSACTION

    LGTAM and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The
U.S.
offices of LGTAM are located at 50 California Street, 27th Floor,
San
Francisco, California 94111.

    LGTAM and its worldwide affiliates, including LGT Bank in Liechtenstein, formerly Bank of Liechtenstein, comprise LGT. LGT is a provider of global asset management and private banking products and services to individual and institutional investors. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

    As of June 1, 1996, LGTAM and its worldwide affiliates managed or administered approximately $27 billion, of which approximately $17 billion consisted of GT Global retail funds worldwide. In the U.S., as of June 1,
1996, LGTAM managed or administered approximately $10.3 billion in GT
Global Mutual Funds. As of June 1, 1996, assets under advice by LGT Bank in Liechtenstein exceeded $20 billion. As of June 1, 1996, assets entrusted to LGT totaled approximately $47 billion.

    In addition to the resources of its San Francisco office, LGTAM uses the expertise, personnel, data and systems of other offices of LGT, including investment offices in London, Hong Kong, Tokyo, Singapore,
Toronto, Sydney and Frankfurt.

    The principal executive officers and directors at LGTAM are listed below. The business address of each such person is 50 California
Street,
27th Floor, San Francisco, California 94111.

    David A. Minella, age 43, has been a Director and President of LGTAM since 1989. In addition, Mr. Minella has been a Director of LGT (holding company of the various international LGT companies) since 1990; President of AMD since 1995; Director and President of LGT Asset Management Holdings, Inc. since 1988; Director of GT Global, Inc. ("GT Global") since
1987 and President of GT Global from 1987 to 1995; Director of GT
Global
Investor Services, Inc. ("GT Services") since 1990; President of
GT
Services from 1990 to 1995; Director of G.T. Global Insurance
Agency, Inc.
("G.T. Insurance") since 1992; and President of G.T. Insurance from 1992 to 1995. Mr. Minella is also a director or trustee of each investment company registered under the 1940 Act that is managed or administered by
LGTAM.

    Helge K. Lee, age 50, has been Senior Vice President and
General
Counsel of LGT Asset Management Holdings, Inc., LGTAM, GT Global,
GT
Services and G.T. Insurance since February, 1996. He served as
Senior Vice
President, General Counsel and Secretary of LGT Asset Management
Holdings,
Inc., LGTAM, GT Global and GT Services from May, 1994 to February,
1996.
Mr. Lee was the Senior Vice President, General Counsel and
Secretary of
Strong/Corneliuson Management, Inc. and Secretary of each of the Strong
Funds from October, 1991 through May, 1994. For more than five years prior to October 1991, he was a shareholder in the law firm of Godfrey & Kahn,
S.C., Milwaukee, Wisconsin.

    F. Christian Wignall, age 40, has been a Director of LGT Asset Management Holdings, Inc. since 1989; Senior Vice President, Chief Investment Officer -- Global Equities and a Director of LGTAM since 1987, and Chairman of the Investment Policy Committee of the affiliated international LGT companies since 1990.

    James R. Tufts, age 38, has been President of GT Services since 1995.
From 1994 to 1995, he was Senior Vice President -- Finance and Administration of GT Global, GT Services and G.T. Insurance. He has also served as Senior Vice President -- Finance and Administration of LGT Asset
Management Holdings, Inc. and LGTAM since 1994. From 1990 to 1994,
Mr.
Tufts was Vice President -- Finance of LGTAM, GT Global and GT
Services.
Mr. Tufts was Vice President -- Finance of G.T. Insurance from
1992 to
1994. He has served as a Director of LGTAM, GT Global and GT
Services
since 1991.

    John G. Greenwood, age 49, has been a Director, Chairman and
Chief
Economist of LGTAM since 1994. For more than five years prior to 1994, Mr.
Greenwood was Chief Economist of LGT Asset Management Ltd. (Hong
Kong).

    Earl A. Malm II, age 47, has been a Director of LGTAM since
1994 and a
Senior Vice President -- Institutional Marketing of LGTAM since
1990.

    Soraya M. Betterton, age 34, has been a Director of LGTAM since 1994.
Ms. Betterton also has been a portfolio manager of LGTAM since
1986, and
an investment analyst from 1984 to 1986.

    Kenneth R. Chancey, age 50, has been Vice President -- Mutual
Fund
Accounting at LGTAM since 1992. Mr. Chancey was Vice President of
Putnam
Fiduciary Trust Company from 1989 to 1992.

    Peter R. Guarino, age 38, has been Secretary of LGT Asset
Management
Holdings, Inc., LGTAM, GT Global, GT Services and G.T. Insurance since
February, 1996. Mr. Guarino has been Assistant General Counsel of
LGTAM,
GT Global and GT Services since 1991, and Assistant General
Counsel of
G.T. Insurance since 1992. From 1989 to 1991, Mr. Guarino was an attorney at The Dreyfus Corporation.

    David J. Thelander, age 40, has been Vice President of LGT
Asset
Management Holdings, Inc., LGTAM, GT Global, GT Services and G.T. Insurance since February, 1996. Mr. Thelander has been an Assistant
General Counsel of LGTAM since January, 1995. Mr. Thelander was an associate at the law firm of Kirkpatrick & Lockhart LLP from 1993 to 1994.
Prior thereto, he was an attorney with the U.S. Securities and Exchange
Commission.

INFORMATION CONCERNING CHANCELLOR TRUST COMPANY

   CTC, a New York State chartered trust company, has been serving as the
Fund's investment adviser since 1988. CTC is a wholly owned subsidiary of
CCMI, located at 1166 Avenue of the Americas, New York, New York
10036.
CCMI is owned 55.46% on a fully diluted basis by Chancellor
Partners, L.P.
(the "Partnership"). Chancellor Partners, Inc. is the General Partner of the Partnership and a group of employees of CCMI are the limited partners of the Partnership. Robert G. Wade, Jr. is the President and sole stockholder of Chancellor Partners, Inc. USF&G Investment Management
Group, Inc. owns convertible exchangeable preferred stock in CCMI, representing the remaining 44.54% ownership interest on a fully diluted basis of CCMI.

    Upon completion of the Transaction CTC will be a wholly-owned subsidiary of Chancellor LGT. However, as noted above, it is contemplated that CTC will transfer its accounts, including the Fund, to Chancellor
LGT. Accordingly, as further described above, it is proposed that Chancellor LGT will act as investment adviser under the New Advisory
Agreement.

    In addition to advising the Fund, CTC has provided investment management services on a commingled and separate account basis for a variety of institutional clients. As of July 31, 1996, CTC and its affiliates had approximately $31 billion of assets under management.

    The principal executive officer and the directors of Chancellor Trust
Company and their principal occupations are as shown below. The business address of each such person, unless otherwise indicated, is 1166
Avenue of
the Americas, New York, New York 10036.



NAME AND POSITION WITH
PORTFOLIO MANAGER                               PRINCIPAL
OCCUPATION

Robert G. Wade, Jr.                          Chairman of the
Board, CCMI.
  Chairman of the Board and Director
Warren Shaw .............................    Chief Executive
Officer, Chief
  Chief Executive Officer, Chief               Investment Officer
and
  Investment Officer and Director              Director, CCMI.
Penny Zuckerwise ........................    President, Chief
Operating
  President, Chief Operating Officer and       Officer and
Director, CCMI.
  Director
Richard Collins .........................    Managing Director,
CCMI.
  Managing Director
John Ivers ..............................    Managing Director,
CCMI.
  Managing Director and Director
Margaret Riley ..........................    Managing Director,
CCMI.
  Managing Director and Director
Edward Smith ............................    Managing Director,
CCMI.
  Managing Director and Director
Karen Southard ..........................    Managing Director,
CCMI.
  Managing Director and Director
Ted Ujazdowski ..........................    Managing Director,
CCMI.
  Managing Director
Charles Wetzel ..........................    Managing Director,
CCMI.
  Managing Director and Director
John Sweeney ............................    Chief Investment
Officer, USF&G
  Director                                     Corporation.
  100 Light Street, Baltimore, MD 21202
Dan Hale ................................    Executive Vice
President, USF&G
  Director                                     Corporation.
  100 Light Street, Baltimore, MD 21202

    There have been no purchases or sales of any interest in CTC since the beginning of the most recently completed fiscal year by any of the Independent Trustees of the Fund. No officer or Independent Trustee of the
Fund (other than Messrs. Baldwin, Trongone and Wade by virtue of their respective ownership interests in the Partnership) is an officer, employee, or general partner of or has any other material direct or indirect interest in CTC or any other person controlling, controlled by or under common control with CTC.

    No officer or Independent Trustee of the Fund (other than Messrs.
Baldwin, Trongone and Wade by virtue of their respective ownership interests in the Partnership) has had any material interest, direct or indirect, in any material transactions or any material proposed transactions since January 1, 1995 to which CTC, CCMI or any subsidiary of
CTC or CCMI was or is to be a party.

    For the most recently completed fiscal year of the Fund, no commissions were paid to any broker that (i) is an affiliated person of the Fund, or (ii) is affiliated with any such person described in clause
(i) of this paragraph, or (iii) an affiliated person of which is an affiliated person of the Fund, the Adviser or the administrator or distributor of the Fund.

DESCRIPTION OF THE EXISTING ADVISORY AGREEMENT AND THE NEW
ADVISORY
AGREEMENT

    The Existing Advisory Agreement between the Fund and CTC, as the
Adviser thereunder, was executed as of April 1, 1992 and was last approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Board of Trustees on April 3, 1996. The Existing Advisory
Agreement was last approved by shareholders on January 22, 1992.
If the
New Advisory Agreement is approved by the required holders of beneficial interest in the Fund, as described herein, upon the closing of the Transaction, Chancellor LGT, a subsidiary of LGT and the parent of CTC, will serve as the investment adviser to the Fund and will provide the same services to the Fund as are currently provided to the Fund by CTC under the Existing Advisory Agreement. Except for the identity of the Adviser and the effective and termination dates, the terms of the New Advisory
Agreement are identical in all material respects to the terms of the
Existing Advisory Agreement. The New Advisory Agreement is attached to this Proxy Statement as Exhibit A, and the description of the New Advisory
Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

    The New Advisory Agreement, just as the Existing Advisory Agreement, contains the following provisions. The Adviser shall provide the Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its investment assets.
The Adviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Fund's Declaration of Trust, dated September 11, 1987 and By-Laws, as each may be amended from time to time, to the provisions of the 1940 Act, and to the Fund's investment objective and policies and restrictions as described in the
Fund's Registration Statement on Form N-2 filed with the SEC, as such investment objective and policies and restrictions may be modified from time to time by the Trustees or the shareholders. The Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Fund at any time make any definite determination as to an investment policy applicable to the Fund and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the
Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end the
Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and placing of such orders, the Adviser is directed to seek for the Fund, in its best judgment, prompt execution in an effective manner at the most favorable price, except that the Adviser may cause the
Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the
Adviser's overall responsibilities to the Fund or to its other clients.

    Pursuant to its terms, subject to shareholder approval, the New
Advisory Agreement will become effective on the closing of the Transaction. The New Advisory Agreement shall remain in force for two years from the date of its effectiveness, and thereafter it will terminate unless its continuance is specifically approved at least annually
(a) by
the vote of a majority of the Independent Trustees at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement, like the Existing Advisory Agreement, is terminable without penalty on not more than 60 days' nor less than 30 days' written notice to the other party. The New Advisory Agreement, like the Existing Advisory Agreement, will terminate automatically in the event of its assignment.

INVESTMENT ADVISORY FEE

    The fees under the New Advisory Agreement are the same as the fees under the Existing Advisory Agreement. Under the New Advisory Agreement, the Fund would pay Chancellor LGT, as compensation for investment advisory services rendered, a monthly fee at the annual rate of .50% of the Fund's average weekly net assets. This fee is identical to that currently being paid to CTC for services rendered under the Existing Advisory Agreement.

    As noted above, the Fund pays CTC a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets. During the fiscal year ended December 31, 1995, the Fund paid investment advisory fees to CTC amounting to $204,006. Neither CTC nor any affiliated person of CTC nor any affiliated person of such person received any other fees from the Fund for services provided to the Fund or any other material payments from the Fund during the fiscal year ended December 31, 1995.

KEY CONSIDERATIONS CONCERNING NEW ADVISORY AGREEMENT

    At a meeting held on August 12, 1996, the Board of Trustees considered whether the New Advisory Agreement with Chancellor LGT was in the best interests of the Fund and its holders of beneficial interest. After a presentation of information on this matter and detailed discussion, the
Trustees, including a majority of the Independent Trustees, approved the
New Advisory Agreement with Chancellor LGT and voted to recommend its approval by the holders of beneficial interest in the Fund. In making these determinations, the Trustees considered, among other things, the following factors:

       1. The key investment professionals who have been responsible for managing the Fund to date are expected to be responsible for the management of the Fund, and will be employees of Chancellor
LGT
    effective on the closing date of the Transaction.

       2. Subject to shareholder approval, the Fund intends to enter into the New Advisory Agreement with Chancellor LGT, which is virtually identical to the Existing Advisory Agreement. Hence, there will be no change in the duties, compensation and other terms of engagement of the Fund's Adviser. The proposed New Advisory Agreement with Chancellor LGT will be effective on the closing date of the Transaction.

    The Trustees also considered the terms of the Transaction, compared the ownership and control of Chancellor LGT to CCMI and considered the extent to which personnel and resources would be enhanced by the personnel and resources of LGT. The Trustees also considered, as they have in the past, the nature and quality of services expected to be provided by
Chancellor LGT and information regarding fees, expense ratios and performance. In evaluating Chancellor LGT's ability to provide advisory services to the Fund, the Trustees considered information as to Chancellor
LGT's business organization, financial resources and personnel.

    Section 15(f) of the 1940 Act provides that, when a change in the control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). No such compensation arrangements will occur. The
Trustees concluded that the Fund would not be subject to any unfair burden as a result of the Transaction.

    The second condition is that, during the three-year period immediately following the Transaction, at least 75% of an investment company's board of trustees or directors must not be "interested persons" of the investment adviser of the investment company or the predecessor investment adviser within the meaning of the 1940 Act. Chancellor LGT believes that this condition is satisfied if at least 75% of the Trustees are not
"interested persons" of the Adviser of any of its affiliates. At present,
75% of the Trustees are not "interested persons" of the Adviser or any of its affiliates.

RECOMMENDATION AND REQUIRED VOTE

    Based upon its review, the Board of Trustees of the Fund concluded that the New Advisory Agreement is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided in the New Advisory Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees of the Fund, including all of the Independent Trustees, unanimously approved the New Advisory Agreement and voted to recommend its approval by the shareholders of the Fund.

    At the Meeting, the shareholders of the Fund will vote on the proposed
New Advisory Agreement. The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to approve this proposal. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares. Where a shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum, but the abstention will have the effect of a negative vote on the proposal. If the New Advisory Agreement is not approved by the Fund's shareholders, CTC will continue to serve as the
Fund's investment adviser pursuant to the Existing Advisory Agreement pending a determination of the Board of Trustees as to other action, which may include the identification of a new investment adviser for the Fund or the resubmission to shareholders of the agreement with Chancellor LGT, in either case subject to approval in accordance with the 1940 Act. In the event that the proposed Transaction is not completed, the Existing Advisory Agreement would remain in effect and the New Advisory Agreement would not be entered into.

             THE BOARD OF TRUSTEES, INCLUDING ALL INDEPENDENT
            TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND
                   VOTE "FOR" THE NEW ADVISORY AGREEMENT

                          ADDITIONAL INFORMATION

THE ADMINISTRATOR

    FDISG, the Fund's Administrator, is a wholly-owned subsidiary of First
Data Corporation. Both FDISG and First Data Corporation are located at One
Exchange Place, Boston, Massachusetts 02109. FDISG is a leading provider of full service mutual fund shareholder and recordkeeping services. In addition to its mutual fund transfer agent and recordkeeping service,
FDISG provides complementary services through its own subsidiary business units.

                   DATE TO SUBMIT SHAREHOLDER PROPOSALS

    A shareholder proposal intended to be presented at the Fund's
1997
Annual Meeting must be received by the Fund on or before April 28, 1997, in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

                 OTHER MATTERS TO COME BEFORE THE MEETING

    No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the
Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals which are the subject of the Meeting, the percentage of votes actually cast, the percentage of actual negative votes, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for such solicitation.

August 27, 1996


 IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS
WHO DO
 NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE,
SIGN,
 DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE
ENCLOSED
 STAMPED ENVELOPE.





EXHIBIT A

                                  FORM OF
                       INVESTMENT ADVISORY AGREEMENT

    INVESTMENT ADVISORY AGREEMENT, dated              , 1996, by
and
between CIM High Yield Securities, a Massachusetts business trust
(the
"Fund"), and Chancellor LGT Asset Management, Inc. (the "Adviser" or
"Chancellor LGT").

                           W I T N E S S E T H :

    WHEREAS, the Fund is engaged in business as a closed-end investment company registered under the Investment Company Act of 1940
(collectively
with the rules and regulations promulgated thereunder, the "1940
Act");
and

    WHEREAS, the Fund wishes to engage the Adviser to provide certain investment advisory services for the Fund, and the Adviser is willing to provide such investment advisory services for the Fund on the terms and conditions hereinafter set forth.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

    1. Duties of the Adviser. The Adviser shall provide the Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its investment assets.
Chancellor LGT shall act as the Adviser for the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Fund's Declaration of Trust, dated September
11, 1987, and By-Laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), to the provisions of the 1940 Act, and to the Fund's investment objective and policies and restrictions as described in the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission ("SEC"), as such investment objective and policies and restrictions may be modified from time to time by the Trustees or the shareholders. The Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Fund at any time, however, make any definite determination as to investment policy applicable to the Fund and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the
Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end the
Adviser is authorized as the agent of the Fund to give account of the
Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for the Fund, in its best judgment, prompt execution in an effective manner at the most favorable price, except that the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the
Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients.

    2. Allocation of Charges and Expenses. The Adviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section I above. It is understood that the Fund will pay from its own assets all of its own expenses allocable to it including, without limitation, compensation of
Trustees not "affiliated" with the Adviser or with First Data
Investor
Services Group, Inc., the Fund's administrator (the "Administrator"); fees of the Adviser and the Administrator; governmental fees; interest charges;
taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Fund;
expenses of repurchasing shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts;
expenses of calculating the net asset value of the Fund's shares; expenses of shareholder meetings; expenses in connection with any dividend reinvestment plan; SEC and state blue sky registration fees; American
Stock Exchange listing fees; and fees payable to the National Association of Securities Dealers, Inc. in connection with the public offering of the
Fund's shares.

    3. Compensation of the Adviser. For the services to be rendered, the
Fund shall pay to the Adviser from the assets of the Fund an investment advisory fee computed and paid monthly in an amount equal of 0.50% per annum of the Fund's average weekly net asset value. For purposes of determining the monthly fee, average weekly net asset value is the average of the determinations of net asset value for each week the last business day of which occurs during such month. If Chancellor LGT serves as Adviser for less than the whole of any period specified in this Section 3, the compensation to Chancellor LGT, as Adviser, shall be prorated.

    4. Covenants of the Adviser. The Adviser agrees that it will deal with itself, or with the Trustees of the Fund or with the Fund's principal underwriters or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, only as permitted by the 1940 Act or any exemptive order issued by the SEC thereunder. The Adviser agrees that it will not take a long or short position in shares of the Fund except as permitted by the Declaration, and it will comply with all other provisions of the Declaration and By-Laws and the then-current policies applicable to the Fund relative to the
Adviser and its directors and officers. The Adviser will comply with any federal or state securities law applicable to it by virtue of its acting as Adviser hereunder.

    5. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Adviser" shall include directors, officers and employees of the Adviser as well as the association itself.

    6. Activities of the Adviser. The services of the Adviser to the Fund are not to be deemed to be exclusive, Chancellor LGT being free to render investment advisory and/or other services to others. The Adviser may permit other investment company clients to use in their names the same initials used in the Fund's name. The Fund agrees that if the Adviser shall for any reason no longer serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "CIM" or any reference to Chancellor LGT. It is understood that Trustees, officers, and shareholders of the Fund are or may be or may become "interested persons" of the Adviser as directors, officers, employees, or otherwise and that
Directors, officers and employees of the Adviser are or may become "interested persons" of the Fund and that the Adviser may be or may become an "interested person" of the Fund as a shareholder or otherwise.

    7. Duration, Termination and Amendments of This Agreement.
This
Agreement shall become effective on the closing date of the Transaction.
This Agreement shall govern the relations between the parties hereto and shall remain in force for two years from the date of its effectiveness, and thereafter it will terminate unless its continuance is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or by "vote of a majority of the outstanding voting securities" of the Fund.

    This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

    This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund.

    This Agreement is made by the Trustees not individually, but as such
Trustees, and the obligations of the Trust under this Agreement are not binding upon any trustee, shareholder, officer or agent of the Trust individually, but bind only the Trust estate.

    The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    To the extent not governed by applicable federal law, this Agreement shall be governed by and construed in accordance with the laws of the
Commonwealth of Massachusetts.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


CIM HIGH YIELD SECURITIES



By:
         Title: Chairman of the Board of Trustees




CHANCELLOR LGT ASSET MANAGEMENT, INC.




By:
         Title:


CIM HIGH YIELD SECURITIES
PROXY SOLICITED BY THE BOARD OF TRUSTEES


	The undersigned hereby appoints Jeffrey M. Trongone, Daniel
S. Baldwin,    Daniel Waltcher     and Gail A. Hanson, and each of
them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of CIM High Yield Securities which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Chancellor Trust Company, 1166 Avenue of the Americas, New York,
New York 10036 on    September 25, 1996,     at 10:00 a.m., and
any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


CONTINUED AND TO BE SIGNED ON REVERSE SIDE 	SEE REVERSE SIDE

*Please mark votes as in this example.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES AS TRUSTEES
AND FOR PROPOSALS 2 AND 3.

1.  Elections of    Trustees    :
Nominees:     Dr. Donald Ratajczak, Robert G. Wade, Jr.
* FOR	* WITHHELD

	*
		For all nominees except as noted above

2.  To ratify the selection of independent auditors for the Fund.
*FOR	* AGAINST	*ABSTAIN

   3.  To approve or disapprove a new advisory agreement between the Fund
     and Chancellor LGT Asset Management Inc.    	* FOR	*
AGAINST	*ABSTAIN




MARK HERE						PLEASE SIGN, DATE, AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
FOR ADDRESS						Note:  Please sign
exactly as your name appears on this Proxy.  If joint owners,
EITHER may CHANGE AND						sign this
Proxy.  When signing as attorney, executor, administrator,
trustee, guardian or NOTE BELOW        *
	corporate officer, please give your full title.






Date:			  , 1996

							Signature

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:

[    ]	Preliminary Proxy Statement
[ X ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

 . . . . . . . . . . . . . . . . . . . . . . . . . . . .CIM High Yield Securiti
es . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(Name of Registrant as Specified In Its Charter)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . .Gail A. Hanson, Assist
ant Secretary. . . . . . . . . . . . . . . . . . . . . .
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[    ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[    ]	$500 per each party to the controversy pursuant to Exchange Act Rule 14
a-6(i)(3).
[    ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

		 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . .
	2)	Aggregate number of securities to which transaction applies:

		 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . .
	3)	Per unit price or other underlying value of transaction computed pursuant to
		Exchange Act Rule 0-11:1

		 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . .
	4)	Proposed maximum aggregate value of transaction:

		 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . .

 1	Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ]	Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid p reviously. Identify the previous filing by registration statement number, or t he Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

		 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . .

	2)	Form, Schedule or Registration Statement No.:

		 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .

	3)	Filing Party:

		 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . .

	4)	Date Filed:

		 . . . . . . . . August 29, 1996. . . . . . . . . . . . .  . . . . . .